UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017 (January 27, 2017)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On January 27, 2017, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 10:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter and year ended December 31, 2016. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.

NON-GAAP FINANCIAL MEASURES

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(in $000’s)	2016	2016	2015	2016	2015

Core non-interest income:
Total non-interest income	$12,111	$13,538	$12,101	$51,070	$47,441
Plus: System upgrade revenue waived	85	—	—	85	—
Core non-interest income	$12,196	$13,538	$12,101	$51,155	$47,441

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(in $000’s)	2016	2016	2015	2016	2015

Core non-interest expenses:
Total non-interest expense	$27,282	$26,842	$27,277	$106,911	$115,081
Less: System upgrade costs	746	423	—	1,259	—
Less: acquisition-related costs	—	—	838	—	10,722
Less: pension settlement charges	—	—	5	—	459
Less: other non-core charges	—	—	407	—	592
Core non-interest expenses	$26,536	$26,419	$26,027	$105,652	$103,308

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(in $000’s)	2016	2016	2015	2016	2015

Efficiency ratio:
Total non-interest expense	$27,282	$26,842	$27,277	$106,911	$115,081
Less: Amortization of other intangible assets	1,007	1,008	1,133	4,030	4,077
Adjusted non-interest expense	26,275	25,834	26,144	102,881	111,004

Total non-interest income	12,111	13,538	12,101	51,070	47,441

Net interest income	26,667	26,123	25,864	104,865	97,612
Add: Fully tax-equivalent adjustment	517	497	515	2,027	1,978
Net interest income on a fully taxable-equivalent basis	27,184	26,620	26,379	106,892	99,590

Adjusted revenue	$39,295	$40,158	$38,480	$157,962	$147,031

Efficiency ratio	66.87%	64.33%	67.94%	65.13%	75.50%

Efficiency ratio adjusted for non-core items:
Core non-interest expenses	$26,536	$26,419	$26,027	$105,652	$103,308
Less: Amortization of other intangible assets	1,007	1,008	1,133	4,030	4,077
Adjusted non-interest expense	25,529	25,411	24,894	101,622	99,231

Core non-interest income	$12,196	$13,538	$12,101	$51,155	$47,441
Net interest income on a fully taxable-equivalent basis	27,184	26,620	26,379	106,892	99,590

Adjusted core revenue	$39,380	$40,158	$38,480	$158,047	$147,031

Efficiency ratio adjusted for non-core items	64.83%	63.28%	64.69%	64.30%	67.49%

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in $000’s)	2016	2016	2016	2016	2015

Tangible Equity:
Total stockholders' equity, as reported	$435,261	$440,637	$437,753	$428,486	$419,789
Less: goodwill and other intangible assets	146,018	147,005	147,971	148,997	149,617
Tangible equity	$289,243	$293,632	$289,782	$279,489	$270,172

Tangible Assets:
Total assets, as reported	$3,432,348	$3,363,585	$3,333,455	$3,294,929	$3,258,970
Less: goodwill and other intangible assets	146,018	147,005	147,971	148,997	149,617
Tangible assets	$3,286,330	$3,216,580	$3,185,484	$3,145,932	$3,109,353

Tangible Book Value per Common Share:
Tangible equity	$289,243	$293,632	$289,782	$279,489	$270,172
Common shares outstanding	18,200,067	18,195,986	18,185,708	18,157,932	18,404,864

Tangible book value per common share	$15.89	$16.14	$15.93	$15.39	$14.68

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$289,243	$293,632	$289,782	$279,489	$270,172
Tangible assets	$3,286,330	$3,216,580	$3,185,484	$3,145,932	$3,109,353

Tangible equity to tangible assets	8.80%	9.13%	9.10%	8.88%	8.69%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(in $000’s)	2016	2016	2015	2016	2015

Pre-Provision Net Revenue:
Income before income taxes	$10,744	$11,448	$3,008	$45,282	$14,816
Add: provision for loan losses	711	1,146	7,238	3,539	14,097
Add: net loss on debt extinguishment	—	—	—	707	520
Add: net loss on loans held-for-sale and OREO	33	—	397	34	529
Add: net loss on securities transactions	—	1	—	—	—
Add: net loss on other assets	76	224	100	427	739
Less: net gain on securities transactions	68	—	56	930	729
Less: net gain on other assets		—	—	35	—
Pre-provision net revenue	$11,496	$12,819	$10,687	$49,024	$29,972

Pre-provision net revenue	$11,496	$12,819	$10,687	$49,024	$29,972
Total average assets	3,386,519	3,324,636	3,240,604	3,320,447	3,111,853

Pre-provision net revenue to total average assets (annualized)	1.35%	1.53%	1.31%	1.48%	0.96%

Item 7.01    Regulation FD Disclosure

From time-to-time between February 3, 2017 and March 31, 2017, the management team of Peoples Bancorp Inc. ("Peoples"), including the President and Chief Executive Officer, and the Executive Vice President, Chief Financial Officer and Treasurer, intend to conduct one or more meetings with investors and analysts. These individuals intend to use an investor presentation containing financial data and other information regarding Peoples to assist the investors and analysts with their understanding of the business and financial performance of Peoples. A copy of the investor presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

Safe Harbor Statement
This Current Report on Form 8-K and the investor presentation included as Exhibit 99.1 contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by the fact they are not historical facts and may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples.
Peoples encourages readers of this Current Report on Form 8-K to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. Further, the information contained in this Current Report on Form 8-K and the investor presentation included as Exhibit 99.1 hereto should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2015 ("Peoples' 2015 Form 10-K") and Current Report on Form 8-K issued on January 27, 2017, filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).
Readers are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2015 Annual Report on Form 10-K filed with the SEC under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this Current Report on Form 8-K and the investor presentation included as Exhibit 99 hereto. Management believes the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	February 2, 2017	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 27, 2017 to discuss results of operations for the quarter and year ended December 31, 2016
99.1	February 2017 Investor Presentation

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.